UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22972

AMG PANTHEON MASTER FUND, LLC

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Address of principal executive offices) (Zip code)

AMG Funds LLC

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: March 31st

Date of reporting period: April 1, 2019 – March 31, 2020

(Annual Shareholder Report)

Item 1. Reports to Shareholders

ANNUAL REPORT

AMG Funds

March 31, 2020

AMG Pantheon Master Fund, LLC

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Master Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Master Fund. Instead, the reports will be made available on the Master Fund’s website (https://www.amgfunds.com/resources/order_literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Master Fund electronically at any time by logging into your account at www.amgfunds.com.

You may elect to receive all future reports in paper free of charge. You can call 1-877-355-1566 to inform the Master Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the AMG Funds Family of Funds held with the fund complex.

www.amgfunds.com	033120 AR081

AMG Funds

AMG Pantheon Master Fund, LLC

Annual Report—March 31, 2020

TABLE OF CONTENTS	PAGE

FINANCIAL STATEMENTS

Consolidated Schedule of Investments	3

Consolidated Statement of Assets and Liabilities	10
Balance sheet, net asset value (NAV) per Unit computation and cumulative undistributed amounts

Consolidated Statement of Operations	11
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	12
Detail of changes in assets for the past two fiscal years

Consolidated Statement of Cash Flows	13
Detail of cash movements during the fiscal year

Financial Highlights	14
Historical net asset values per Unit, distributions, total returns, income and expense ratios, turnover ratios and net assets

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	15
Accounting and distribution policies, details of agreements and transactions with Master Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	31

DIRECTORS AND OFFICERS	32

OTHER TAX INFORMATION	35

AMG Pantheon Master Fund, LLC

Consolidated Schedule of Investments

March 31, 2020

	Initial Acquisition Date	Shares	Value

Co-Investments - 55.8%

ACOF IV ATD Co-Invest LP (Consumer Discretionary)(a),*	02/27/2015	(c)	$0

AIX Pride Syndication L.P. (Information Technology)(a),*	11/16/2018	(c)	6,909,728

AP VIII Prime Security Services Holdings, L.P. (Industrials)*	04/26/2016	(c)	1,068,150

APH CUBS Co-invest LP (Financials)*	11/16/2018	(c)	3,785,107

APIA Graitec FPCI (Information Technology) (France)(a),(b),*	02/25/2020	(c)	3,368,998

Apollo DSB Co-Invest, L.P (Healthcare)(a),*	11/14/2018	(c)	5,526,977

Armis Investors Holdings, L.P. (Information Technology)(a),*	02/03/2020	(c)	2,740,195

CB Ignite Holdings, LLC (Consumer Discretionary)(a),(b),*	08/12/2016	(c)	2,025,502

Diamond LS I LP (Financials)(a),*	12/28/2016	(c)	3,116,423

Digital Bridge Small Cell Holdings, LLC (Information Technology)(a),(b),*	11/06/2015	35	705,030

Digital Bridge U.S. Tower Holdings, LLC (Communication Services)(a),(b),*	11/03/2014	50	774,884

Epsilon Topco Limited (Information Technology)(a),(b),*	10/03/2018	(c)	1,079,853

EQT Deck Co-Investment Limited Partnership (Industrials)(a),*	02/03/2017	(c)	759,802

ESCP PPG Holdings, LLC (Industrials)(a),(b),*	12/14/2016	2,171,429	1,438,137

H&F Flashdance Partners I, L.P. (Financials)*	07/16/2018	(c)	979,947

Hg Athena Co-Invest L.P. (Information Technology) (United Kingdom)(a),*	03/18/2020	(c)	3,254,355

Hg Spider Co-Invest L.P. (Information Technology) (United Kingdom)(a),*	03/18/2019	(c)	2,162,143

Hg Vivaldi 2 Co-Invest L.P. (Information Technology) (United Kingdom)(a),*	06/10/2019	(c)	3,835,331

Incline B Aviation Aladdin Co-Investment Limited Partnership (Industrials)(b),*	06/26/2018	(c)	1,570,000

Insight RF Holdings, LLC (Information Technology)(a),*	07/03/2019	(c)	4,038,297

JP Co-Invest, LLC (Consumer Staples)(a),*	11/13/2018	(c)	2,249,231

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Schedule of Investments (continued)

	Initial Acquisition Date	Shares	Value

Co-Investments - 55.8% (continued)

LEP Prelude Co-Invest, L.P. (Healthcare)(a),*	07/05/2017	(c)	$2,131,626

Mercury Co-Investment Fund 2, LP (Healthcare)(a),*	12/20/2019	(c)	6,840,166

Oak HC/FT TB SPV B, LLC (Information Technology)(a),*	07/20/2018	(c)	1,813,287

PSG LM Co-Investors L.P. (Information Technology)(a),*	05/24/2016	(c)	4,300,080

PSG Toro Co-Investor L.P. (Information Technology)(a),*	12/08/2015	(c)	960,034

Quantum Parallel Partners VI-C(A), LP (Energy)(a),*	10/16/2015	(c)	254,728

Quantum QEP VII Co-Investment Fund, L.P. (Energy)(a),*	08/30/2018	(c)	447,760

RCP Artemis Co-Invest LP (Financials)(a),*	08/01/2019	(c)	3,876,921

Roark Capital Partners II Sidecar LP (Consumer Discretionary)(a),*	11/26/2018	(c)	4,176,772

SDA Investors Group, LLC - Class A (Healthcare)(a),(b),*	08/03/2017	(c)	2,888,333

SDA Investors Group, LLC - Series A Pref (Healthcare)(a),(b),*	03/26/2019	(c)	1,245,519

SYFS Co-INVEST, LLC (Healthcare)(a),(b),*	09/01/2017	(c)	1,959,666

T-VI Co-Invest-A (Financials)(a),*	08/12/2015	(c)	621,451

T-VII Mitchell/Genex Co-Invest, L.P. (Healthcare)(a),*	06/28/2018	(c)	2,678,404

TCP DJR Co-Invest, L.P (Energy)(a),*	11/20/2018	(c)	2,370,328

TKC Investment Holdings, LLC (Consumer Discretionary)(a),*	10/12/2016	(c)	6,652,209

TPG Clarinet Co-Invest, LP (Consumer Discretionary) (Australia)(a),(b),*	02/26/2019	(c)	2,841,756

TPG VII Renown Co-Invest I, L.P. (Consumer Stationary)*	05/09/2018	(c)	923,102

TVG-I-E-AEG Holdings (Consumer Discretionary)(a),*	01/27/2017	(c)	3,932,714

Vistria AP Investment LLC (Consumer Discretionary)(a),(b),*	12/12/2019	(c)	4,398,000

WP Triton Investment, L.P. (Communication Services) (United Kingdom)(a),*	12/10/2019	(c)	2,721,262

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Schedule of Investments (continued)

	Initial Acquisition Date	Shares	Value

Co-Investments - 55.8% (continued)

WP-LH Co-Invest, L.P. (Consumer Discretionary)(a),*	06/25/2015	(c)	$261,912

Total Co-Investments			109,684,120

Primary Private Investment Funds - 2.0%

Abry Advanced Securities Fund IV, L.P.(a),*	02/19/2019	(c)	1,435,592

Banc Fund IX L.P.(a),*	01/19/2016	(c)	101,924

BroadRiver III, L.P.(a),*	03/27/2018	(c)	738,247

Calera Capital Partners V L.P.*	04/25/2016	(c)	51,445

GSO Capital Opportunities Fund III, L.P.*	09/22/2016	(c)	896,845

Incline Aviation I(b),*	03/09/2017	(c)	696,000

Total Primary Private Investment Funds			3,920,053

Secondary Private Investment Funds - 18.5%

1901 Partners LP(a),*	07/16/2015	(c)	299,850

3i Venice SCSp (United Kingdom)(a),*	01/15/2020	(c)	4,397,558

Allegro Private Equity Fund II, L.P. (Australia)(a),*	03/04/2020	(c)	1,009,123

Apax France VIII-A FCPR (France)(a),*	01/22/2019	(c)	945,161

Archer Capital GF Trust 2B (Australia)(a),*	03/04/2020	(c)	1,242,982

Archer Capital Trust 5B (Australia)(a),*	03/04/2020	(c)	1,162,096

Ares Corporate Opportunities Fund IV, L.P.*	04/13/2017	(c)	1,314,862

Avenue Pantheon Broadway Fund, L.P.(a),*	03/07/2019	(c)	3,490,584

Aztiq Fund I(a),*	05/13/2019	(c)	5,600,479

Banc Fund VIII L.P.(a),*	12/31/2015	(c)	92,420

Francisco Partners III, L.P.(a),*	01/05/2015	(c)	140,367

Hellman & Friedman Capital Partners VII, L.P.*	10/01/2019	(c)	967,037

Insight Venture Partners IX, L.P.(a),*	01/02/2020	(c)	5,009,401

Oaktree Ports American Fund LP(a),*	05/01/2019	(c)	3,184,678

PAI Strategic Partnerships SCSp (United Kingdom)(a),*	12/10/2019	(c)	4,187,141

Providence Equity Partners VI, L.P.*	12/12/2014	(c)	140,226

TPG Growth Gator GenPar II, L.P.(a),*	12/23/2019	(c)	3,009,338

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Schedule of Investments (continued)

	Initial Acquisition Date	Shares	Value

Secondary Private Investment Funds - 18.5% (continued)

TPG Partners V, L.P.*	10/31/2015	(c)	$2,537

TPG Partners VI, L.P.*	10/31/2015	(c)	178,226

Total Secondary Private Investment Funds			36,374,066

Short-Term Investments - 23.7%

Other Investment Companies - 23.7%

Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.29% (1)		15,409,689	15,409,689

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 0.39% (1)		15,409,689	15,409,689

JPMorgan U.S. Government Money Market Fund, IM Class, 0.35% (1)		15,876,650	15,876,650

Total Other Investment Companies			46,696,028

Total Investments - 100.0% (cost $178,466,764)			196,674,267

Other Assets, less Liabilities - 0.0%			(33,484)

Net Assets - 100.0%			$196,640,783

Cost of Investments by asset type is as follows:

Co-Investments	$90,403,865

Primary Private Investment Funds	4,782,869

Secondary Private Investment Funds	36,584,002

Short-Term Investments	46,696,028

Total	$178,466,764

(a)	Non-income producing.

(b)	The investment’s value was determined using significant unobservable inputs.

(c)	Investment does not issue shares.

(1)	Yield shown represents the March 31, 2020, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Schedule of Investments (continued)

*

Investment is issued in a private placement offering and is restricted to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Initial Acquisition Date as shown in the Schedule of Investments. As of March 31, 2020, the aggregate cost of each investment restricted to resale was $500,000, $3,927,435, $1,451,907, $4,056,001, $3,335,836, $4,018,888, $3,114,286, $1,295,640, $2,101,542, $433,963, $345,534, $1,614,019, $367,521, $2,174,345, $1,240,245, $3,378,493, $2,330,057, $3,537,213, $1,524,817, $3,355,867, $2,188,775, $1,842,781, $4,425,434, $1,598,735, $1,157,906, $498,260, $222,654, $924,708, $3,887,087, $3,094,277, $3,463,762, $1,087,789, $1,964,764, $196,441, $2,623,238, $3,393,333, $1,551, $3,198,256, $1,425,351, $1,660,312, $4,454,880, $2,726,800, $263,162, $2,189,895, $125,416, $808,660, $52,002, $975,381, $631,515, $440,470, $4,354,226, $1,297,817, $648,764, $1,239,161, $1,181,833, $1,829,348, $3,490,584, $3,950,050, $134,005, $116,046, $945,489, $5,006,222, $3,241,665, $4,480,114, $307,347, $3,454,289, $36,236 and $430,336, respectively, totaling $131,770,736.

The following table summarizes the inputs used to value AMG Pantheon Master Fund, LLC’s (the “Master Fund”) investments by the fair value hierarchy levels as of March 31, 2020:

	Level 1	Level 2	Level 3	Investments Valued at NAV	Total
Investments

Co-Investments	-	-	$24,295,678	$85,388,442	$109,684,120

Primary Private Investment Funds	-	-	696,000	3,224,053	3,920,053

Secondary Private Investment Funds	-	-	-	36,374,066	36,374,066

Short-Term Investments

Other Investment Companies	$46,696,028	-	-	-	46,696,028

Total Investments	$46,696,028	-	$24,991,678	$124,986,561	$196,674,267

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Schedule of Investments (continued)

The reconciliation of Level 3 investments is presented when the Master Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Co-Investments	Primary Private Investment Funds	Secondary Private Investment Funds	Total
Balance as of March 31, 2019	$15,743,994	$–	$1,963,328	$17,707,322

Purchases	7,897,420	217,636	–	8,115,056

Sales & Distributions	(2,826,626)	(368,883)	–	(3,195,509)

Transfers into Level 3	7,675,075	953,000	–	8,628,075

Transfers out of Level 3	(3,381,879)	–	(1,963,328)	(5,345,207)

Net realized gain	1,471,697	124,281	–	1,595,978

Net change in unrealized appreciation/depreciation	(2,284,003)	(230,034)	–	(2,514,037)

Balance as of March 31, 2020	$24,295,678	$696,000	$–	$24,991,678

Net change in unrealized appreciation/depreciation on investments held at March 31, 2020	$(1,872,275)	$(230,034)	$–	$(2,102,309)

For the year ended March 31, 2020, transfers into Level 3 occurred due to an increase in the significance of an unobservable input to the estimate of fair value, while transfers out of Level 3 were due to increased price transparency.

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Schedule of Investments (continued)

The following table summarizes the quantitative inputs and assumptions used for items categorized in Level 3 of the fair value hierarchy as of March 31, 2020. The table below is not intended to be all inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Master Fund’s fair value measurements:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value as of March 31, 2020	Valuation Technique(s)	Unobservable Input(s)	Range	Average	Impact to Valuation from an Increase in Input (a)

Co-Investments	$3,368,998	Recent Transactions	Recent round of financing / expected sale	n/a	n/a	Increase

Co-Investments	14,466,931	Market Comparable Companies	Public Company Multiples: Revenue	8.3x-18.9x	14.0x	Increase
			EBITDA	7.0x-28.4x	8.8x	Increase
			LTM Tower	28.7x – 28.7x	28.7x	Increase
			Cash Flow
			Total Assets	3.2x-3.2x	3.2x	Increase

Co-Investments	4,349,822	Guideline Comparable Transactions	Guideline Transaction Multiples:
			EBITDA	10.8x-24.2x	11.5x	Increase

Co-Investments	2,109,927	Discounted	Discount Rate	10%-30%	16%	Decrease
		Cash Flows

Primary Private	696,000	Discounted	Discount Rate	10%-30%	15%	Decrease
Investment Funds		Cash Flows

Total	$24,991,678

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Statement of Assets and Liabilities

March 31, 2020

Assets:

Investments at value***	$ 196,674,267

Cash	9,026

Refund of investment funds paid in advance receivable	301,636

Dividends receivable	34,848

Prepaid expenses and other assets	21,845

Total Assets	197,041,622

Liabilities:

Accrued expenses:

Investment advisory and management fees	129,628

Administrative fees	33,499

Other	237,712

Total Liabilities	400,839

Commitments and contingencies (see Note 3)	-

Net Assets	$ 196,640,783

Net Assets Represent:

Paid-in capital	$ 179,724,748

Distributable earnings	16,916,035

Net Assets	$ 196,640,783

*** Investments at cost	$178,466,764

Units outstanding	14,746,153

Net asset value, offering and redemption price per Unit	$13.34

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Statement of Operations

For the fiscal year ended March 31, 2020

Investment Income:

Dividend income	$ 1,739,477

Total investment income	1,739,477

Expenses:

Investment advisory and management fees	1,123,503

Administrative fees	358,525

Professional fees	669,049

Custody fees	135,275

Directors fees and expenses	33,746

Reports to Investors	9,323

Transfer agent fees	212

Miscellaneous expenses	17,067

Total expenses before offsets	2,346,700

Expense reimbursements	(1,548)

Net expenses	2,345,152

Net investment loss	(605,675)

Net Realized and Unrealized Gain (Loss):

Capital gain distributions received	4,875,653

Net realized loss from foreign currency transactions	(65,918)

Net change in unrealized appreciation/depreciation of investments	1,703,345

Net realized and unrealized gain	6,513,080

Net Increase in net assets resulting from operations	$ 5,907,405

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Statements of Changes in Net Assets

For the fiscal years ended March 31, 2020 and March 31, 2019

	For the fiscal year ended March 31, 2020 (consolidated)	For the fiscal year ended March 31, 2019

Increase (Decrease) In Net Assets Resulting From Operations:

Net investment loss	$ (605,675)	$ (522,893)

Net realized gain from investments	4,809,735	11,540,202

Net change in unrealized appreciation/depreciation of investments	1,703,345	(855,798)

Net increase in net assets resulting from operations	5,907,405	10,161,511

Distributions to Investors	(6,901,065)	(9,569,765)

Capital Unit Transactions:[1]

Net Increase from capital Unit transactions	78,058,693	30,722,284

Total increase in net assets	77,065,033	31,314,030

Net Assets:

Beginning of year	119,575,750	88,261,720

End of year	$ 196,640,783	$ 119,575,750

1 See Note 1(g) of the Notes to Consolidated Financial Statements.

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Statement of Cash Flows

For the fiscal year ended March 31, 2020

Cash Flows from Operating Activities:

Net increase in net assets resulting from operations	$ 5,907,405

Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:

Net realized gain from investments	(4,809,735)

Net change in unrealized appreciation/depreciation of investments	(1 ,703,345)

Decrease in dividends receivable	31,214

Decrease in receivable from Investment Manager	71,534

Increase in prepaid expenses and other assets	(12,337)

Increase in investment advisory and management fees payable	60,280

Increase in administrative fees payable	4,283

Decrease in other accrued expenses	(53,415)

Purchases of investments	(65,637,744)

Distributions from investments	13,325,760

Net purchases of short-term investments	(16,295,702)

Net cash used in operating activities	(69,111,802)

Cash Flows from Financing Activities:

Proceeds from capital Unit transactions (including decrease in subscriptions in advance of $10,000,000)	70,353,579

Disbursements from capital Unit transactions tendered	(11,232,751)

Net cash provided by financing activities	59,120,828

Net decrease in cash	(9,990,974)

Cash at beginning of year[1]	10,000,000

Cash at end of year[1]	$ 9,026

Supplemental Disclosure of Cash Flow Information

Non-Cash Transaction:

Reinvestment of capital gain distributions	$ 6,901,065

Taxes:

State taxes paid	$ 1,592

[1]	Includes cash and cash held in escrow on the consolidated statement of assets and liabilities.

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Financial Highlights

For a Unit outstanding throughout each fiscal period

	For the fiscal years ended March 31,
	2020
	(consolidated)	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$13.30	$13.25	$11.78	$10.32	$10.21
Income (Loss) from Investment Operations:

Net investment loss[1,2]	(0.05)	(0.07)	(0.03)	(0.03)	(0.06)

Net realized and unrealized gain from investments	0.62	1.31	1.71	1.50	0.17

Total from investment operations	0.57	1.24	1.68	1.47	0.11

Less Distributions to Investors from:

Net realized gain on investments	(0.53)	(1.19)	(0.21)	(0.01)	–

Net Asset Value, End of Year	$13.34	$13.30	$13.25	$11.78	$10.32

Total Return[1]	4.21%	10.09%	14.39%	14.27%	1.08%

Ratio/Supplemental Data:

Ratio of net expenses to average net assets (with reimbursements and non-recoupable waivers)	1.48%	1.52%	1.12%	0.82%	1.27%

Ratio of expenses to average net assets (with reimbursements)	1.48%	1.52%	1.44%	1.47%	1.64%

Ratio of total expenses to average net assets (without reimbursements and non-recoupable waivers)[3]	1.48%	1.70%	1.79%	2.24%	6.57%

Ratio of net investment loss to average net assets[1]	(0.38%)	(0.51%)	(0.24%)	(0.27%)	(0.54%)

Portfolio turnover rate	0%	59%	0%[4]	0%[4]	2%

Net assets, end of year (in thousands)	$196,641	$119,576	$88,262	$70,746	$40,815

[1]	Total return and net investment income would have been lower had certain expenses not been offset.

[2]	Per Unit numbers have been calculated using average Units.

[3]	Excludes the impact of expense reimbursements or fee waivers and expense reductions, but includes expense repayments and non-reimbursable expenses, if any, such as interest and taxes.

[4]	Less than 0.5%.

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements

March 31, 2020

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Pantheon Master Fund, LLC (the “Master Fund”) is organized as a Delaware limited liability company and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end, non-diversified management investment company. The Master Fund’s investment objective is to seek long-term capital appreciation. The Master Fund expects to invest primarily in private equity investments, including primary and secondary investments in private equity, infrastructure, and other private asset funds (“Investment Funds”) and co- investments in portfolio companies.

The Master Fund offers a single class of units (“Units”) to accredited investors (the “Investors”), which may be purchased as of the first business day of each month at the Master Fund’s net asset value (“NAV”) per Unit. The Master Fund may, from time to time, offer to repurchase Units pursuant to written tenders by the Investors. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Master Fund’s Board of Directors (the “Board” or the “Directors”).

BASIS OF CONSOLIDATION: The accompanying consolidated financial statements of the Master Fund include the account of AMG Pantheon Subsidiary Fund, LLC (the “Subsidiary Fund”), which is a wholly-owned subsidiary of the Master Fund and is organized as a Delaware limited liability company. The Subsidiary has the same investment objective and strategies as the Master Fund, and like the Master Fund is managed by Pantheon Ventures (US) LP (the “Investment Manager”). The Master Fund may invest up to 25% of its total assets in the Subsidiary Fund and the Subsidiary Fund permits the Master Fund to pursue its investment objective and strategies in a potentially tax-efficient manner and to satisfy regulated investment company tax requirements. Intercompany accounts and transactions have been eliminated. As of March 31, 2020, the Subsidiary Fund does not hold any investments. The net assets of the Subsidiary Fund were $3,029, which is 0.002% of the Master Fund’s consolidated net assets.

The Master Fund’s consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Master Fund in the preparation of their consolidated financial statements:

a.

VALUATION OF INVESTMENTS: Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Equity securities traded on an international securities

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Notes to Consolidated Financial Statements (continued)

exchange and equity securities traded on NASDAQ or in a U.S. or non-U.S. over-the-counter market are valued at the market’s official closing price, or, if there are no trades on the applicable date, at the last quoted bid price. In addition, if the applicable market does not offer an official closing price or if the official closing price is not representative of the overall market, equity securities traded on an international securities exchange and equity securities traded in a non-U.S. over-the counter market are valued at the last quoted sales price. The Master Fund’s listed equity investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board.

For direct investments and certain co-investments in portfolio companies, the Board uses the market approach to estimate the fair value of private investments. The market approach utilizes prices and other relevant information generated by market transactions, type of security, size of the position, degree of liquidity, restrictions on the disposition, latest round of financing data, current financial position and operating results, among other factors.

Investment Funds and certain co-investments are generally based on the valuations provided by the general partners or managers of underlying fund investments as of the date investments are valued. If a valuation provided by general partners or managers of the underlying fund investments are not available as of the date investments are valued, the Master Fund will value the Investment Fund or co-investment using the latest valuation provided by the general partners or managers of the underlying fund investments adjusted for transaction and market activity, if applicable. The valuations provided by the general partners or managers typically reflect the fair value of the Master Fund’s capital account balance of each Investment Fund, including unrealized gains and losses, as reported in the financial statements of the respective Investment Fund. In reviewing these underlying valuations, the Board is advised by the Valuation Committee of the Investment Manager, who reviews the capital account balances and may adjust the value of each Master Fund investment.

Short-term debt obligations (debt obligations with maturities of one year or less at the time of issuance) that have 60 days or less remaining until maturity will be valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day NAV per share.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board is presented with

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Notes to Consolidated Financial Statements (continued)

a monthly analysis showing all outstanding securities fair valued by the Investment Manager, including a comparison with the prior month end.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Master Fund. Unobservable inputs reflect the Master Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., listed equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker- quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Master Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b.

SECURITY TRANSACTIONS: Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. The payable for investments purchased for security transactions with an original settlement period of over one year are reflected at net present value.

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Notes to Consolidated Financial Statements (continued)

c.

INVESTMENT INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Distributions from Investment Funds and co-investments will be received as underlying investments of the Investment Funds and co-investments are liquidated. Distributions from Investment Funds and co-investments occur at irregular intervals and the exact timing of distribution from the Investment Funds and co-investments cannot be determined. The classification of income received from the Investment Funds and co-investments are based on the investment distribution notices received from the investment’s general partner or investment manager. Expenses are recorded on an accrual basis. Legal fees are apportioned between the Master Fund and AMG Pantheon Fund, LLC (the “Feeder Fund”) based on level of service.

d.

DIVIDENDS AND DISTRIBUTIONS: Master Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually as described in the Master Fund’s registration statement. Distributions to Investors are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences, including book tax differences relating to Investors distributions, are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. As of September 30, 2019, the Master Fund had permanent differences relating to the tax treatment of its investment in the Subsidiary Fund and certain unitholder redemptions. The Master Fund had temporary differences relating to organization and offering costs and differences between book and tax treatment of investments in certain investment partnerships.

For the tax year ended September 30, 2019, certain unitholder redemptions from the Master Fund were treated for tax purposes as short-term and long-term capital gain distributions of $132,413 and $1,179,218, respectively.

The tax character of distributions paid during the tax years ended September 30, 2019 and September 30, 2018 were as follows:

Distributions paid from:	2019	2018

Ordinary income	-	–

Long-term capital gains	$ 9,569,765	$ 1,375,307

Total	$ 9,569,765	$ 1,375,307

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Notes to Consolidated Financial Statements (continued)

As of September 30, 2019, the components of accumulated earnings on a tax basis were as follows:

Undistributed net investment income	$ -

Undistributed long-term capital gains	$ 4,900,284

Late year loss deferral	$ -

Based on the approximate cost of investments for federal income tax purposes at September 30, 2019, of $135,648,445, the Master Fund’s aggregate gross unrealized appreciation and depreciation were $19,564,174 and $(617,831) respectively, resulting in net unrealized appreciation of $18,946,343.

e.

FEDERAL TAXES: The Master Fund qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986 (“IRC”), as amended, and to distribute substantially all of its taxable income and gains to its Investors and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying consolidated financial statements. If the Master Fund were to fail to meet the requirements of Subchapter M of the IRC to qualify as a regulated investment company, and if the Master Fund were ineligible to or otherwise were not to cure such failure, the Master Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to its Investors, and all distributions out of income and profits would be taxable to Investors as ordinary income. In addition, the Master Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment under Subchapter M of the IRC.

Additionally, based on the Master Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Master Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The Master Fund’s tax year end is September 30. Management has analyzed the Master Fund’s tax positions as of March 31, 2020, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Master Fund’s consolidated financial statements. Additionally, the Master Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Subsidiary Fund is subject to U.S. federal and state income taxes. This taxable entity is not consolidated for income tax purposes and may generate income tax assets or liabilities that reflect the net tax effect of temporary differences between the carrying

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Notes to Consolidated Financial Statements (continued)

amount of the assets and liabilities for financial reporting and tax purposes and tax loss carryforwards.

The Subsidiary Fund recorded a provision for income tax expense (benefit) for the period ended March 31, 2020. This provision for income tax expense (benefit) is comprised of the following current and deferred income tax expense (benefit):

	Current	Deferred	Total

Tax expense/(benefit)	-	$ (31,538)	$ (31,538)

Valuation allowance	-	31,538	31,538

	-	$0	$0

Components of the Subsidiary Fund’s deferred tax assets and liabilities as of March 31, 2020 are as follows:

Deferred Tax Assets:

Net Operating Loss Carryforward	$31,538

Less Deferred Tax Liabilities:

Unrealized appreciation on investments	-

Total net deferred tax assets before valuation allowance	31,538

Less: Valuation Allowance	(31,538)

Net deferred tax asset	$0

Net operating loss carryforwards are available to offset future taxable income of the Subsidiary Fund subject to limitations. Prior to the passing of the Coronavirus Aid, Relief, and Economic Security (CARES) Act on March 27th, 2020, these net operating losses would have been limited to 80% of federal taxable income generated in the year these net operating losses are eligible to be utilized. The CARES Act delays the application of the 80% net operating loss limitation to tax years ending September 30, 2022 and beyond. For the tax period ended September 30, 2019, and the six month period ended March 31, 2020, the Subsidiary Fund has net operating loss and tentative net operating loss carryforward balances as follows. These net operating losses are carried forward indefinitely.

Net Operating Loss	Amount

September 30, 2019	$ 130,220

March 31 , 2020	$ 19,962

Total income tax (current and deferred) is computed by applying the federal statutory income tax rate of 21% and applicable state tax statutory rates (net of federal tax

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Notes to Consolidated Financial Statements (continued)

benefit) to net investment income and realized and unrealized gains/(losses) on investments before taxes for the period ended March 31, 2020 as follows:

Income tax expense at statutory rate of 21%	$ (31,538)

Valuation allowance changes affecting the provision for income tax	31,538

Total income tax expense	$0

The Master Fund reviews the recoverability of its deferred tax assets based upon the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight was given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized.

Based upon the Master Fund’s assessment, it has determined that it is not more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, a valuation allowance has been established against the Master Fund’s entire net deferred tax assets. The Master Fund will continue to assess the need for a valuation allowance in the future. Significant increases in the fair value of its portfolio of investments may change the Master Fund’s assessment of the recoverability of these assets and may result in a reduction of the valuation allowance against all or a portion of the Master Fund’s gross deferred tax assets.

The Subsidiary Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Subsidiary Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Subsidiary Fund. The Subsidiary Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

f.

CAPITAL LOSS CARRYOVERS AND DEFERRALS: As of September 30, 2019, the Master Fund had no capital loss carryovers for federal income tax purposes. Should the Master Fund incur net capital losses for the tax year ended September 30, 2020, such amounts may be used to offset future realized capital gains for an unlimited time period and retain their character as short-term and/or long-term.

g.

CAPITAL STOCK: The Master Fund’s Limited Liability Company Agreement authorizes an issuance of an unlimited number of Units, without par value. The Master Fund records sales and repurchases of its capital stock on the trade date.

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Notes to Consolidated Financial Statements (continued)

For the fiscal years ended March 31, 2020 and March 31, 2019, the Master Fund’s capital Unit transactions were as follows:

	March 31, 2020		March 31, 2019
	Units	Amount	Units	Amount

Proceeds from sale of Units	5,938,491	$80,353,579	1,818,600	$24,500,950

Reinvestment of dividends	504,833	6,901,065	777,398	9,569,765

Cost of Units tendered	(686,149)	(9,195,951)	(266,550)	(3,348,431)

Net increase	5,757,175	$78,058,693	2,329,448	$30,722,284

At March 31, 2020, one affiliated Investor of record, the Feeder Fund, owned 48% of the Master Fund’s net assets and one unaffiliated Investor owned 52% of the Master Fund’s net assets. Transactions by these Investors may have a material impact on the Master Fund.

h.

CASH AND CASH HELD IN ESCROW: Cash consists of monies held at The Bank of New York Mellon (the “Custodian” or “BNYM”). Such cash, at times, may exceed federally insured limits. The Master Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Master Fund’s Custodian. Cash held in escrow represents monies received in advance of the effective date of an Investor’s subscription. The monies are deposited with the Master Fund’s transfer agent, and will be released from escrow on the effective date of the subscription. There was no cash held in escrow at March 31, 2020.

i.

REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS: The Master Fund may enter into third-party joint repurchase agreements for temporary cash management purposes and third-party joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by BNYM (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreement during the term of the agreement. For joint repurchase agreements, the Master Fund participates on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Master Fund’s Custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Master Fund may be delayed or limited. Pursuant to the Program, the Master Fund is indemnified for such losses by

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Notes to Consolidated Financial Statements (continued)

BNYM on joint repurchase agreements. At March 31, 2020, the Master Fund did not have any joint repurchase agreements outstanding.

j.

FOREIGN CURRENCY TRANSLATION: The books and records of the Master Fund are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Master Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2.	AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

Each of the Master Fund and Subsidiary Fund has entered into an investment management agreement with the Investment Manager, a limited partnership organized under the laws of the State of Delaware and registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Affiliated Managers Group, Inc., (“AMG”) indirectly owns a majority of the interests of the Investment Manager. Investment management fees are paid directly by each of the Master Fund and the Subsidiary Fund to the Investment Manager at the annual rate of 0.70% of the net assets of the Master Fund and Subsidiary Fund, respectively, as of the end of each month, determined before giving effect to the accrual of the investment management fee being calculated or to any purchases or repurchases of interests of the Master Fund and Subsidiary Fund or any distributions by the Master Fund and Subsidiary Fund. The Investment Manager has agreed to waive the portion of the management fee that the Investment Manager otherwise would have been entitled to receive with respect to any particular month from the Master Fund in an amount equal to the investment management fee paid to the Investment Manager under the Subsidiary Fund’s investment management agreement with the Investment Manager with respect to such month. During year ended March 31, 2020, the Investment Manager of the Master Fund waived investment management fees in the amount of $244.

The Investment Manager has entered into an Expense Limitation and Reimbursement Agreement with the Master Fund to pay, waive, or reimburse the Master Fund’s expenses such that the aggregate of Master Fund’s total annual operating expenses and the Subsidiary Fund’s total annual operating expenses (exclusive of certain “Excluded Expenses” listed below) do not exceed 0.75% per annum of the Master Fund’s net assets as of the end of each calendar month

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Notes to Consolidated Financial Statements (continued)

(the “Expense Cap”). “Excluded Expenses” is defined to include (i) the investment management fees paid by the Master Fund and the Subsidiary Fund and any payments made by the Master Fund in respect of any investment management fee that had been previously waived by the Investment Manager; (ii) fees, expenses, allocations, carried interests, etc. of the private equity investment funds and co-investments in portfolio companies in which the Master Fund and the Subsidiary Fund invest (including all acquired fund fees and expenses); (iii) transaction costs, including legal costs and brokerage commissions, of the Master Fund and the Subsidiary Fund associated with the acquisition and disposition of primary interests, secondary interests, co-investments, exchange traded fund investments, and other investments; (iv) interest payments incurred by the Master Fund and the Subsidiary Fund; (v) fees and expenses incurred in connection with any credit facilities obtained by the Master Fund and the Subsidiary Fund; (vi) taxes of the Master Fund and the Subsidiary Fund; (vii) extraordinary expenses (as determined in the sole discretion of the Investment Manager) of the Master Fund and the Subsidiary Fund; (viii) fees and expenses billed directly to the Subsidiary Fund by any accounting firm for auditing, tax and other professional services provided to the Subsidiary Fund; and (ix) fees and expenses paid by the Subsidiary Fund for custody and fund administration services provided to the Subsidiary Fund. To the extent that the Master Fund’s total annual operating expenses for any month exceed the Expense Cap, the Investment Manager will pay, waive, or reimburse the Master Fund for expenses to the extent necessary to eliminate such excess.

The Master Fund will be obligated to pay the Investment Manager all amounts previously paid, waived, or reimbursed by the Investment Manager with respect to the Master Fund and the Subsidiary Fund pursuant to such Expense Cap, provided that (a) the amount of such additional payment in any year, together with all expenses of the Master Fund and the Subsidiary Fund, in the aggregate, would not cause the aggregate of the Master Fund’s total annual operating expenses and the Subsidiary Fund’s total annual operating expenses, exclusive of Excluded Expenses, in any such year to exceed the amount of the Expense Cap, (b) the amount of such additional payment shall be borne pro rata by all Master Fund unitholders and (c) no additional payments by the Master Fund will be made with respect to amounts paid, waived, or reimbursed by the Investment Manager more than thirty-six (36) months after the date the Master Fund accrues a liability with respect to such amounts paid, waived, or reimbursed by the Investment Manager. The Expense Limitation and Reimbursement Agreement shall continue until such time that the Investment Manager ceases to be the investment manager of the Master Fund or upon mutual agreement between the Investment Manager and the Master Fund’s Board. The investment advisory and management fees payable in the Consolidated Statement of Assets and Liabilities are inclusive of amounts owed to the Investment Manager under the Expense Limitation and Reimbursement Agreement.

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

For the fiscal year ended March 31, 2020, the Master Fund’s expiration of recoupment is as follows:

Expiration Period

Less than 1 year	$270,604

Within 2 years	188,633

Within 3 years	1,548

Total Amount Subject to Recoupment	$ 460,785

The Master Fund has entered into an Administration Agreement under which AMG Funds LLC, a subsidiary and the U.S. retail distribution arm of AMG, serves as the Master Fund’s administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Master Fund’s operations, including administration and Investor services to the Master Fund, its Investors, and certain institutions, such as broker-dealers and registered investment advisers, that advise or act as an intermediary with the Master Fund’s Investors. The Master Fund pays a fee to the Administrator at the rate of 0.20% per annum of the Master Fund’s average monthly net assets, with a minimum annual fee of $344,000 for these services.

The Board provides supervision of the affairs of the Feeder Fund, the Master Fund, the Subsidiary Fund and other trusts within the AMG Funds family of mutual funds. The Directors of the Master Fund who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairperson of the Board and the Audit Committee Chair receive additional annual retainers. The Directors’ fees and expenses are split evenly between the Master Fund and the Feeder Fund. Certain Directors and Officers of the Master Fund are Officers and/or Directors of the Feeder Fund, the Subsidiary Fund, the Investment Manager and AMG.

3.	INVESTMENTS IN PRIVATE EQUITY AND INVESTMENT FUNDS

Private equity investments are typically made in non-public companies through privately negotiated transactions. Private equity investments may be structured using a range of financial instruments, including common and preferred equity, convertible securities, subordinated debt and warrants or other derivatives.

Investment Funds, often organized as limited partnerships, are the most common vehicles for making private equity investments. In such Investment Funds, investors usually commit to provide up to a certain amount of capital when requested by the Investment Fund’s manager or general partner. The general partner then makes private equity investments on behalf of the Investment Fund. The Investment Fund’s investments are usually realized, or “exited”, after a three- to seven-year holding period through a private sale, an initial public offering (IPO) or a

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Notes to Consolidated Financial Statements (continued)

recapitalization. Proceeds of such exits are then distributed to the Investment Fund’s investors. The Investment Funds themselves typically have a term of ten to twelve years. The Investment Funds in which the Master Fund invests may charge a management fee of 1.00% - 2.00% and approximately 20% of net profits as a carried interest allocation, subject to a preferred return and a claw back. Detailed information about the Investment Funds’ portfolios is not publically available.

Some of the investments that the Investment Manager will consider with respect to the Master Fund include:

○

Primary Private Investment Funds: Primary investments (primaries) are interests or investments in newly established Investment Funds that are typically acquired by way of subscription during their fundraising period. Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period. The investments of the fund are usually unknown at the time of commitment, and investors typically have little or no ability to influence the investments that are made during the fund’s life.

○

Secondary Private Investment Funds: Secondary investments (secondaries) are interests in existing private equity funds that are typically acquired from existing investors in such Investment Funds in privately negotiated transactions, typically after the end of the private equity fund’s fundraising period.

○

Direct Investments/Co-Investments: Direct investments involve acquiring (directly or indirectly) an interest in securities issued by an operating company. Co-investments represent opportunities to separately invest in specific portfolio companies that are otherwise represented in an Investment Fund. Such investments are typically made as co-investments alongside Investment Funds, and are usually structured such that the lead investor holds a controlling interest. Co-investments are typically offered to Investment Fund investors when the Investment Fund manager believes that there is an attractive investment for the Investment Fund but the total size of the potential holding exceeds the targeted size for the Investment Fund. Direct investments and co-investments, unlike investments in Investment Funds, generally do not bear an additional layer of fees or bear significantly reduced fees.

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Notes to Consolidated Financial Statements (continued)

A listing of the Co-Investments, Primary Private Investment Funds and Secondary Private Investment Funds held by the Master Fund and their attributes, as of March 31, 2020, are shown in the table below.

Investment Category	Fair Value	Unfunded Commitments	Remaining life*	Redemption frequency	Notice (In days)	Redemption Restrictions
Buyout (a)	$106,075,794	$7,735,675	1-10 years	Not Redeemable	N/A	N/A

Core Plus (b)	$4,649,510	$899,428	4 years	Not Redeemable	N/A	N/A

Generalist (c)	$1,314,862	$313,798	5-7 years	Not Redeemable	N/A	N/A

Growth Equity (d)	$27,773,355	$1,419,102	1-6 years	Not Redeemable	N/A	N/A

Private Debt (e)	$1,435,592	$2,840,854	10-13 years	Not Redeemable	N/A	N/A

Real Assets (f)	$2,266,000	$2,553,100	10-13 years	Not Redeemable	N/A	N/A

Special Situations (g)	$6,463,126	$6,453,582	9-12 years	Not Redeemable	N/A	N/A

(a)	Funds that acquire controlling interests in companies with a view towards later selling those companies or taking them public.

(b)	Funds that generally invest in long-term assets that provide stable cash flows with growth initiatives.

(c)	Funds that invest across a broad range of sectors.

(d)	Funds that invest in later-stage, pre-IPO companies.

(e)	Funds that invest in senior secured lending, mezzanine financing, as well as more opportunistic debt strategies such as distressed for control.

(f)	Private equity funds that invest in target investments in infrastructure, renewables & energy infrastructure, natural resources, and asset-backed strategies.

(g)	Particular circumstances that influence investment based on the situation, rather than its underlying fundamentals.

*

Co-Investments do not have contractual lives and generally terminate after the underlying investment is sold. Years shown below are reflective of the remaining lives of Primary Private Investment Funds and Secondary Private Investment Funds.

4.	PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term and U.S. Government obligations) for the fiscal year ended March 31, 2020 were $65,336,108 and $0, respectively. There were no purchases or sales of U.S. Government obligations for the Master Fund.

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

5.	PORTFOLIO SECURITIES LOANED

The Master Fund participates in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Master Fund, according to agreed- upon rates. Collateral on all securities loaned is accepted in cash or U.S. Government and Agency Obligations. Collateral is maintained at a minimum level of 102% of the market value, plus interest, if applicable, of investments on loan. It is the Master Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Master Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Master Fund is indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements. Securities collateral is held in separate omnibus accounts managed by BNYM that cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities as soon as is practical, which is normally within three business days. At March 31, 2020, the Master Fund had no securities out on loan.

6.	FOREIGN SECURITIES

The Master Fund invests in Investment Funds and certain co-investments of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. The Master Fund’s investments in emerging market countries are exposed to additional risks. The Master Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Realized gains in certain countries may be subject to foreign taxes at the Master Fund level and the Master Fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

7.	COMMITMENTS AND CONTINGENCIES

Under the Master Fund’s organizational documents, its Directors and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In addition, in the normal course of business, the Master Fund may enter into contracts and

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

agreements that contain a variety of representations and warranties, which may provide general indemnifications. The maximum exposure to the Master Fund under these arrangements is unknown, as this would involve future claims that may be made against the Master Fund that have not yet occurred.

8.	MASTER NETTING AGREEMENTS

The Master Fund may enter into master netting agreements with its counterparties for the securities lending program, and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Master Fund does not offset financial assets and financial liabilities that are subject to master netting agreements in the Consolidated Statement of Assets and Liabilities. For securities lending transactions, see Note 5. At March 31, 2020, the Master Fund had no open repurchase agreements that were subject to a master netting agreement.

9.	FINANCIAL AND OTHER RISK FACTORS

An investment in the Master Fund involves significant risks, including industry risk, liquidity risk and economic conditions risk, that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment.

The Master Fund intends to invest a substantial portion of its available capital in private equity securities including investments in Investment Funds. These investments are generally restricted securities that are subject to substantial holding periods and are not traded in public markets so that the Master Fund may not be able to resell some of its holdings for extended periods, which may be several years. As a non-diversified fund, the Master Fund may have a concentration of investments in a limited number of portfolio securities. The Master Fund may also have a concentration of investments in a particular sector. Investment performance of the sector may have a significant impact on the performance of the Master Fund. The Master Fund’s investments are also subject to the risk associated with investing in private equity securities. Private equity securities are illiquid and can be subject to various restrictions on resale. There can be no assurance that the Master Fund will be able to realize the value of any private equity investments in a timely manner. Additionally, Investment Funds are generally closed-end private equity partnerships with no right to withdraw prior to the termination of the partnership. The frequency of withdrawals is dictated by the governing documents of the Investment Funds.

The COVID-19 pandemic has caused significant uncertainty and disruption in the global economy and financial markets that have impacted the operations and financial condition of the Master Fund and its underlying portfolio investments, and will continue to do so for some time. The effects of the pandemic on the Master Fund’s performance, as reflected in the financial

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

statements, are primarily attributable to the market’s initial expectations on how the pandemic will affect the operations of the companies the Master Fund invests in. The effects of the pandemic on the core businesses of the Master Fund’s investments and the resulting valuation effects will take time to manifest. Some of these companies may be harmed financially from the pandemic, while others may benefit financially. The Master Fund is unable to predict the full impact that COVID-19 will have on the Master Fund’s operations and financial condition because of uncertainties about the duration and severity of the pandemic and its effects on the Master Fund’s portfolio investments.

Units in the Master Fund provide limited liquidity because repurchases of Units are subject to approval of the Master Fund’s Board. Therefore, an investment in the Master Fund is suitable only for investors who can bear the risks associated with limited liquidity of their investments and an investment in the Master Fund should be viewed as a long-term investment. No guarantee or representation is made that the investment objective will be met. A discussion of the risks associated with an investment in the Master Fund is provided in the Feeder Fund’s Prospectus and Statement of Additional Information.

10.	SUBSEQUENT EVENTS

Subsequent events after March 31, 2020, have been evaluated through the date at which the consolidated financial statements were issued and the Master Fund has determined that no material events or transactions occurred.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Unitholders of AMG Pantheon Master Fund, LLC:

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of AMG Pantheon Master Fund, LLC (the “Fund”) as of March 31, 2020, the related consolidated statements of operations and cash flows for the year ended March 31, 2020, the statement of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2020 and the financial highlights for each of the five years in the period ended March 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian, portfolio company investees, and private equity funds. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

June 26, 2020

We have served as the auditor of one or more investment companies in AMG Funds Family since 1993.

AMG Pantheon Master Fund, LLC

Directors and Officers

The Directors and Officers, their business addresses, principal occupations for the past five years and ages are listed below. The Directors provide broad supervision over the affairs of the Funds. The Directors are experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Funds, and review the Fund’s performance. Unless otherwise noted, the address of each Director or Officer is the address of the Fund: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830. There is no stated term of office for Directors. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. The President, Treasurer and Secretary of the Fund are elected by the Directors annually. The Officers hold office at the pleasure of the Directors.

Independent Directors

The following Directors are not “interested persons” of the Fund within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex		Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
•	Director since 2014	Kurt A. Keilhacker, 56
•	Oversees 52 Funds in Fund Complex	Managing Partner, TechFund Capital (1997-Present); Managing Partner, TechFund Europe (2000-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Wheaton College (2018-Present); Trustee, Gordon College (2001-2016); Board Member, 6wind SA, (2002-2019).
•	Independent Chairman	Eric Rakowski, 61
•	Director since 2014	Professor of Law, University of California at Berkeley School of Law- Boalt Hall (1990-Present);
•	Oversees 52 Funds in Fund Complex	Tax Attorney at Davis Polk & Wardwell and clerked for Judge Harry T. Edwards of the U.S. Court of Appeals for the District of Columbia Circuit and for Justice William J. Brennan Jr. of the U.S. Supreme Court; Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (3 portfolios) (2002-2019); Trustee of Third Avenue Variable Trust (1 portfolio) (2002-2019).
•	Director since 2014	Victoria L. Sassine, 54
•	Oversees 52 Funds in Fund Complex	Adjunct Professor, Babson College (2007-Present); Director, Board of Directors, PRG Group (2017-Present); Chairperson of the Board of Directors of Business Management Associates (2018 to 2019); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Adviser, EVOFEM Biosciences (2019-Present); Teaching Fellow, Goldman Sachs 10,000 Small Business Initiative (2010-Present)

Interested Directors
Number of Funds Overseen in Fund Complex		Name, Age, Principal Occupation(&) During Past 5 Years and Other Directorships Held by Director
•	Director since 2014	Christine C. Carsman, 68
•	Oversees 52 Funds in Fund Complex	Senior Policy Advisor, Affiliated Managers Group, Inc. (2019-Present); Chair of the Board of Directors, AMG Funds plc (2015-2018); Director, AMG Funds plc (2010-2018); Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-2018); Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Director of Harding, Loevner Funds, Inc. (9 portfolios) (2017-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds Ill (2004-2011).

AMG Pantheon Master Fund, LLC

Directors and Officers (continued)

Officers
Position(s) Held with Fund and Length of Time Served		Name, Age, Principal Occupation(s) During Past 5 Years
•	President since 2018	Keitha L. Kinne, 61
•	Principal Executive Officer	Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds
	since 2018	LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief
•	Chief Executive Officer	Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and
	since 2018	Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds Ill and AMG
•	Chief Operating Officer since 2014	Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds Ill (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds Ill (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).
•	Secretary and Chief Legal Officer since 2015

Mark J. Duggan, 55

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds Ill and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

•	Chief Financial Officer since 2017

Thomas G. Disbrow, 54

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds Ill and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

•	Treasurer since 2017
•	Principal Financial Officer since 2017
•	Principal Accounting Officer since 2017
•	Deputy Treasurer since 2017

John A. Starace, 49

Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds Ill and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

•	Chief Compliance Officer since 2019

Patrick J. Spellman, 46

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds Ill and AMG Funds IV (2019-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds Ill (2014-2019); Anti-Money Laundering Officer, AMG Funds IV, (2016-2019); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

AMG Pantheon Master Fund, LLC

Directors and Officers (continued)

Officers (continued)
Position(s) Held with Fund and Length of Time Served		Name, Age, Principal Occupation(s) During Past 5 Years
•	Anti-Money Laundering Compliance Officer since 2019

Hector D. Roman, 42

Director, Legal and Compliance, AMG Funds LLC (2020-Present); Manager, Legal and Compliance, AMG Funds LLC (2017-2019); Director of Compliance, Morgan Stanley Investment Management (2015-2017); Senior Advisory, PricewaterhouseCoopers LLP (2014-2015); Risk Manager, Barclays Investment Bank (2008-2014); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds Ill and AMG Funds IV (2019-Present).

•	Executive Vice President since 2015

Douglas A. Keller, Jr., 32

Head of Private Wealth, Principal, Pantheon Ventures (US) LP (2017-Present); Vice President, Pantheon Ventures (US) LP (2013-2016); Assistant Vice President, Merrill Lynch Wealth Management (2010-2013).

AMG Pantheon Master Fund, LLC

Other Tax Information

The AMG Pantheon Master Fund, LLC hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2019 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG Pantheon Master Fund, LLC hereby designates $10,748,983 as a capital gain distribution with respect to the taxable fiscal year ended September 30, 2019, or if subsequently determined to be different, the net capital gains of such year.

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Important Information About This Report

This report is prepared for the Fund’s Unit holders. It is authorized for distribution to prospective investors only when preceded or accompanied by a confidential private placement memorandum (“PPM”). To receive a free copy of the PPM, which includes additional information about Fund Directors, please contact us by calling 877.355.1566 – From 8:00 AM to 5:00 PM EST. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

A description of the policies and procedures that the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 877.355.1566 – From 8:00 AM to 5:00 PM EST, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s portfolio holdings on Form N-PORT are available on the SEC’s website at www.sec.gov. To review a complete list of the Fund’s portfolio holdings, or to view the most recent semiannual report or annual report, please visit amgfunds.com.

033120 AR081	www.amgfunds.com

Item 2. CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Directors has determined that independent Director Ms. Victoria Sassine qualifies as an Audit Committee Financial Expert. Ms. Sassine is “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed by the Fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for the Fund’s two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2020	Fiscal 2019
AMG Pantheon Master Fund, LLC	$153,930	$111,250

(b)	Audit-Related Fees

There were no fees billed by PwC to the Fund in its two most recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Fund’s two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of any Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with the Fund’s investment adviser described in (a).

(c)	Tax Fees

The aggregate fees billed by PwC to the Fund for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2020	Fiscal 2019
AMG Pantheon Master Fund, LLC	$28,081	$38,500

For the Fund’s two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund were $0 for fiscal 2020 and $0 for fiscal 2019, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by PwC to the Fund for all other non-audit services (“Other Fees”) during the Fund’s two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund.

1

(e)(1) According to policies adopted by the Audit Committee, services provided by PwC to the Fund must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Fund without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Fund. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Directors and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2020 and 2019 for non-audit services rendered to the Fund and Fund Service Providers were $77,581 and $88,000, respectively. For the fiscal year ended March 31, 2020, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $49,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Fund. For the fiscal year ended March 31, 2019, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $49,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Fund.

(h) The Fund’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Policy

Last Reviewed March 2020

Overview and Policies

Pantheon has adopted and implemented written policies and procedures reasonably designed to ensure that Pantheon applies a sufficient duty of care and acts in the best interest of its clients when exercising voting authority on behalf of its clients.1 The following policies and procedures

[1]	SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”).

2

address instances where Pantheon is asked to (1) vote with respect to a directly held underlying portfolio company security or exchange-traded funds (“ETFs”) held by certain Pantheon managed SEC registered investment companies; (2) vote, approve or consent to an action with respect to an underlying fund investment (e.g., amending a Limited Partnership Agreement) on behalf of its clients; or (3) vote with respect to ETFs held by Pantheon managed collective investment trusts. To the extent that Pantheon holds other types of investments in the future, these policies and procedures will be amended accordingly. For purposes of these policies and procedures, “clients” refer to Pantheon’s funds-of-funds and separate account clients.

The best interest of each client shall be the primary consideration when voting on behalf of clients. Each issue shall receive individual consideration based on all relevant facts and circumstances. Exhibits A and B attached hereto contain Pantheon’s Proxy Voting Guidelines for directly held portfolio company securities, ETFs held by certain Pantheon managed SEC registered investment companies and underlying fund investments. ETF proposals for Pantheon managed collective investment trusts and other proposals not specifically addressed by Pantheon’s guidelines are evaluated on a case-by-case basis, taking into account State Street Global Advisors’ Proxy Voting and Engagement Guidelines (“SSgA Guidelines”) or such other providers’ proxy voting policies and keeping in mind that the objective is to vote in the best interest of each client.

With respect to ERISA accounts, it is Pantheon’s policy to fully comply with all ERISA provisions regarding proxy voting for ERISA accounts and to the extent possible, amend its policies and procedures from time to time to reflect the Department of Labor’s views of the proxy voting duties and obligations imposed by ERISA with respect to ERISA accounts. Pantheon shall act prudently, solely in the interests of plan participants and beneficiaries and for the exclusive purpose of providing benefits to them. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore exercised in accordance with the fiduciary duties under ERISA.

Procedures

Should Pantheon need to exercise proxy voting power with respect to a portfolio company investment or an underlying fund investment, the following steps are taken:

1.	The relationship/portfolio manager (“PM”) for the investment reviews the issue(s), consulting with other investment professionals as necessary.

2.

The PM must exercise reasonable diligence to determine whether any conflicts of interest exist between Pantheon (and its affiliates) on the one hand, and its clients on the other hand, with respect to the issue(s). If the PM has knowledge of an actual or potential conflict of interest with respect to an issue being considered by the PM, which arises through a personal or professional (other than through employment by Pantheon) relationship, the PM will refer the issue to a Partner for action.[2] The PM has a duty to disclose any such conflicts.

[2]

For example, a conflict may exist if the PM has a spouse or close family member or friend who is a director or executive officer of a company whose securities are the subject of the proxy solicitation.

3

3.	If a material or non-material conflict is identified, the issue must be brought to the attention of Pantheon’s Chief Compliance Officer.

4.

The best interest of the client shall be the primary consideration in the PM’s decision-making process. The PM will consult the guidelines set forth in Exhibits A and B and the SSgA Guidelines or such other providers’ proxy voting policies. Pantheon should generally vote in accordance with these guidelines, however, deviation is permissible if warranted by specific facts and circumstances of the situation, and approved by a Pantheon Partner.

5.	Pantheon’s voting recommendation is documented by the PM and approved in writing by a Partner or a designee and documentation is retained in the CAM system.

Upon request by a client, Pantheon shall provide the client a copy of its guidelines and/or information on its voting record with respect to the client’s account.

Responsible Parties

Pantheon’s Partners are responsible for supervising investment professionals’ overall compliance with these policies and procedures. Each PM is responsible for implementation in accordance with these policies and procedures. Pantheon’s Investment teams are responsible for executing on approved voting recommendations and for recordkeeping. Breaches of these policies and procedures shall be reported to Pantheon’s Compliance team, which is responsible for escalating the issue to Pantheon’s Partnership Board as appropriate.

Pantheon’s Partners (or other designated senior member of the U.S. investment team) shall review these policies and procedures at least annually and work together with Pantheon’s Compliance team to update them as needed.

Recordkeeping

Pantheon maintains the following proxy records:

1.	A copy of these policies and procedures;

2.	A copy of each proxy statement the firm receives regarding client’s securities;

3.	A record of each vote cast by the firm on behalf of a client;

4

4.	A copy of any document created by Pantheon that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision;

5.

A copy of each written client request for information on how Pantheon voted proxies on behalf of the client, and a copy of any written response by Pantheon to any (written or oral) client request for information on how the firm voted proxies on behalf of the requesting client.

The proxy voting records described in the section must be maintained and preserved in an easily accessible place for a period of not less than five years and kept on site for a period of not less than two years (and will be preserved for a minimum of 7 years under internal Pantheon Policy).

EXHIBIT A

PROXY VOTING GUIDELINES

FOR DIRECTLY HELD PORTFOLIO COMPANY SECURITIES AND ETFS HELD BY PANTHEON MANAGED SEC REGISTERED INVESTMENT COMPANYS

I.	Boards of Directors

A.	Voting On Director Nominees in Uncontested and Contested Elections

Votes on director nominees are made on a case-by-case basis, examining a number of factors including but not limited to: long-term financial performance record relative to a market index; composition of board and key board committees; nominee’s attendance at meetings during the past two years; nominee’s investment in the company; whether the Chairman is also serving as CEO; qualifications of nominee; number of other board seats held by nominee and other significant duties that will impact the nominee’s time commitment to the board; and in the case of contested elections, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met.

B.	Chairman and CEO are the Same Person

Pantheon votes on a case-by-case basis on proposals that would require the positions of chairman and CEO to be held by different persons. In general, proposals are supported that seek different persons to serve as the Chairman and CEO.

C.	Majority of Independent Directors

Proposals that request that the board be comprised of a majority of independent directors are evaluated on a case-by-case basis. In general, proposals are supported that seek to require that a majority of directors be independent.

D.	Stock Ownership Requirements

Pantheon votes against proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.	Term of Office

Pantheon votes against proposals to limit the tenure of directors. Pantheon believes that a director’s qualification, not length of service, should be the only factor considered.

F.	Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

Generally, Pantheon will vote for indemnification provisions that are in accordance with state law. Pantheon will vote for proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. Pantheon will vote for proposals that expand coverage for directors and officers in the event their legal defense is unsuccessful but where the director was found to have acted in good faith and in the best interests of the company. Pantheon will vote against indemnification for gross negligence.

II.	Executive and Director Compensation

In general, executive and director compensation plans are voted on a case-by-case basis, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value. Compensation plans should include clear performance goals related to the company’s short term and especially long-term performance.

A.	Proposals to Limit Executive and Director Pay

All proposals that seek to limit executive and director pay are reviewed on a case-by-case basis.

B.	Golden and Tin Parachutes

All proposals to ratify or cancel golden or tin parachutes are reviewed on a case-by-case basis.

C.	Employee Stock Ownership Plans (“ESOPs”)

Pantheon votes for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

D.	401(k) Employee Benefit Plans

Proposals to implement a 401(k) savings plan for employees are reviewed on a case-by-case basis.

III.	Proxy Contest Defenses

A.	Board Structure: Staggered vs. Annual Elections

Pantheon votes against proposals to classify the board. Pantheon votes for proposals to repeal classified boards and to elect all directors annually.

B.	Shareholder Ability to Remove Directors

Pantheon votes against proposals that provide that directors may be removed only for cause. Pantheon will vote for proposals to restore shareholder ability to remove directors with or without cause. Pantheon will vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies. Pantheon will vote for proposals that permit shareholders to elect directors to fill board vacancies.

C.	Cumulative Voting

Pantheon votes for proposals to permit cumulative voting.

D.	Shareholder Ability to Call Special Meetings

Pantheon votes against proposals to restrict or prohibit shareholder ability to call special meetings. Pantheon votes for proposals that remove restrictions on the right of shareholders to act independently of management.

E.	Shareholder Ability to Act by Written Consent

Pantheon votes for proposals to allow shareholders to take action by written consent.

F.	Shareholder Ability to Alter the Size of the Board

Pantheon votes against proposals that give management the ability to alter the size of the board without shareholder approval. Proposals to change the number of directors are considered on a case-by-case basis.

IV.	Tender Offer Defenses

A.	Poison Pills

Pantheon votes for proposals that ask a company to submit its poison pill for shareholder ratification. Pantheon votes against proposals to ratify a poison pill.

B.	Fair Price Provisions

A Fair Price Provision in the company’s charter or by-laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the Board. Pantheon will consider fair price provisions on a case-by-case basis.

C.	Greenmail

Greenmail, commonly referred to as “legal corporate blackmail”, are payments made to a potential hostile acquirer who has accumulated a significant percentage of a company’s stock. Pantheon will vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments. Pantheon reviews on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.	Unequal Voting Rights

Proposals seeking shareholder approval for the issuance of stock with unequal voting rights generally are used as an anti-takeover devices. Unequal voting rights plans are designed to reduce the voting power of existing shareholders and concentrate a significant amount of voting power in the hands of management. Pantheon votes against proposals granting unequal voting rights.

E.	Supermajority Amendments

In most instances, Pantheon will vote against these proposals for supermajority vote requirements and will vote for shareholder proposals that seek to reinstate the simple majority vote requirement.

V.	Miscellaneous Governance Provisions

A.	Equal Access

Pantheon votes for proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

B.	Bundled Proposals

Pantheon does not generally support proposals that “link” or “bundle” two elements or issues together in one and prefer to see each submitted separately, but reviews such items on a case-by-case basis.

VI.	Capital Structure

A.	Common Stock Authorization

Pantheon reviews on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

B.	Stock Distributions: Splits and Dividends

Pantheon reviews proposals to increase common share authorization for a stock split on a case-by-case basis.

C.	Reverse Stock Splits

Pantheon reviews proposals to implement a reverse stock split on a case-by-case basis.

D.	Blank Check Preferred Authorization

Pantheon votes for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights. Pantheon reviews on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights. Pantheon reviews on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

E.	Share Repurchase Programs

Pantheon votes for proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VII.	State of Incorporation

Proposals to change a company’s state of incorporation are examined on a case-by-case basis.

VIII.	Ratifying Auditors

Pantheon generally votes for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

IX.	Social Responsibility, Environmental and Political Issues

Pantheon assesses proposals involving social responsibility, environmental and political issues on a case-by-case basis.

EXHIBIT B

PROXY VOTING GUIDELINES

FOR UNDERLYING FUND INVESTMENTS

I.	Boards of Directors

See Proxy Voting Guidelines for Directly Held Portfolio Company Securities.

II.	Company Management

A.	General Partner/Manager Replacement

Pantheon generally votes for proposals to replace management in for cause situations. Other situations are considered on a case-by-case basis.

B.	General Partner/Manager Resource Allocation

Pantheon votes against proposals that divert or create competition for the resources of the General Partner or the Manager of the fund.

C.	Transfer of General Partner’s/Manager’s Interest

Pantheon considers management proposals on a case-by-case basis that request approval to sell, assign, or transfer the interest of the General Partner or key management team to a third party.

III.	Capital Structure

A.	Capitalization Process

For closed-end funds, Pantheon will consider extensions to the period for raising capital if the General Partner can demonstrate that a larger fund benefits investors or is counteracted by an increased transaction pipeline and an adequate resource commitment to managing the additional capital.

B.	Debt

Changes to pre-specified limits and guidelines on fund borrowing, including lines of credit, will be considered on a case-by-case basis.

IV.	Fund Operations

A.	Investment Period

Pantheon generally votes for proposals to terminate the investment period if key management personnel change without adequate replacement or if the fund’s strategy is no longer viable. Other situations are considered on a case-by-case basis.

B.	Term

Extensions or premature termination of a closed-end fund will be considered on a case-by-case basis considering the impact on value of shareholders/partners investments.

C.	Diversification/Investment Limitations

Changes to diversification/investment limits will be considered on a case-by-case basis.

D.	Affiliate Transactions

Pantheon considers affiliate transactions on a case-by-case basis.

E.	Distributions In Kind

Pantheon will consider proposals to make Distributions in Kind on a case-by-case basis, although Pantheon would generally support distributions of freely tradable publicly traded securities.

V.	Fund Restructurings

Pantheon considers on a case-by-case basis those transactions whereby a fund (using all or a portion of its assets) seeks to become publicly owned or seeks to merge with another private entity. With the assistance of consultants and advisors, Pantheon will evaluate whether the transaction is in the long-term best economic interest of the investors or whether it is designed to further the interests of current management at a cost to investors.

In addition to economic analyses, Pantheon will consider whether: (a) other potential bidders have had an opportunity to investigate the company and make competing bids; (b) management has used a “lockup” device that prevented third party bidders from competing fairly; or (c) management with a controlling interest is willing to match or exceed competing offers. Pantheon will also consider whether a “fairness opinion” has been issued and, if so, on what terms the provider of the opinion was retained. Finally, Pantheon will weigh governance issues to ensure that shareholder rights are not destroyed.

If the evaluation indicates that management is not pursuing fully the shareholders’ interests, Pantheon will not support the proposal. If the evaluation indicates that management has pursued the interests of shareholders in seeking to maximize the value, Pantheon will support the proposal.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Susan Long McAndrews. Susan joined Pantheon in 2002. Prior to joining Pantheon, Susan was a principal at Capital Z Partners in Asia. In addition, she was a director at Russell Investments from 1995 to 1998 in its private equity group. Susan received a BA from the University of North Carolina at Chapel Hill in International Studies and Economics and an MA from Stanford University in International Policy Studies. Susan is based in San Francisco and has served as a portfolio manager of the Fund since its inception in October 2014.

Dennis McCrary. Dennis joined Pantheon in 2007. Dennis was previously the head of the U.S. Partnership Team at Adams Street Partners. Previously, Dennis held several investment banking and principal investing positions during a 20-year career with Bank of America and Continental Bank. Dennis received an MBA from the University of Michigan and a BA from Michigan State University. Dennis is based in San Francisco and Chicago and has served as a portfolio manager of the Fund since its inception in October 2014.

Brian Buenneke. Brian joined Pantheon in 2004. Prior to joining Pantheon, Brian spent seven years at HarbourVest Partners, Duke Street Capital and Paul Capital Partners. Brian holds an AB in government from Dartmouth College and a MBA from the Kellogg School of Management at Northwestern University. Brian is based in San Francisco and has served as a portfolio manager of the fund since November 2016.

Matt Garfunkle. Matt joined Pantheon in 1999. Prior to joining Pantheon, Matt worked with Cambridge Associates in their Boston and Menlo Park offices. He holds a BA in History and Economics from Brown University, and is a CFA Charterholder. Matt is based in San Francisco and has served as a portfolio manager of the Fund since January 2017.

Evan Corley. Evan joined Pantheon in 2004. Prior to joining Pantheon, Evan worked at Polaris Venture Partners in Boston and JP Morgan in London. Evan holds a BS in Business Administration, with a concentration in finance and economics, from Boston University’s School of Management. Evan is based in San Francisco and has served as a portfolio manager of the Fund since April 2018.

Kevin Dunwoodie. Kevin joined Pantheon in 2008. Prior to joining Pantheon, Kevin worked at Morgan Stanley in New York where he spent over a year as an Associate in the firm’s strategy and execution group. Before joining Morgan Stanley, Kevin spent two years at Pacific Corporate Group in La Jolla as a Private Equity Analyst and, prior to that, two years at Deutsche Bank Alex Brown as an Investment Banking Analyst in the firm’s consumer group. Kevin graduated Magna Cum Laude with a finance degree from the University of Notre Dame, earned his MBA from Harvard Business School and is a CFA charterholder. Kevin is based in San Francisco and has served as a portfolio manager of the Fund since February 2019.

Kathryn Leaf. Kathryn joined Pantheon in 2008. Prior to joining Pantheon, Kathryn was with GIC Special Investments. Before that, Kathryn was responsible for direct investments at Centre Partners, a New York-based private equity firm. Kathryn holds a BA and MA in Modern Languages from Oxford University. Kathryn is based in San Francisco and has served as a portfolio manager of the Fund since February 2019.

Jeff Miller. Jeff joined Pantheon in 2008. Prior to joining Pantheon, Jeff was a principal at Allied Capital. Previously, Jeff was a vice president in Lehman Brothers’ investment banking division. Jeff holds a BA in Economics and Mathematics from Gustavus Adolphus College and a MBA from Northwestern University. Jeff is a CFA Charterholder. Jeffis based in San Francisco and has served as a portfolio manager of the Fund since February 2019.

Rudy Scarpa. Rudy joined Pantheon in 2007. Prior to joining Pantheon, Rudy was previously a partner at Coller Capital where he was a key member of the senior team. Prior to Coller Capital, Rudy worked at Thomas H. Lee Putnam Ventures, Merrill Lynch and Skadden Arps. Rudy received his BS at Indiana University and his JD from New York University School of Law. Rudy is based in New York and has served as a portfolio manager of the Fund since February 2019.

The following tables lists the number and types of accounts, other than the Fund and Master Fund, managed by the Fund’s and the Master Fund’s portfolio managers and estimated assets under management in those accounts, as of September 30, 2019.

Portfolio manager	Registered investment companies managed		Other pooled investment vehicles managed (world-wide)		Other accounts (world-wide)
	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
Susan Long McAndrews	0	$0	83	$31.2 billion	54	$17.8 billion
Dennis McCrary	0	$0	83	$31.2 billion	54	$17.8 billion
Brian Buenneke	0	$0	36	$14.3 billion	40	$16.6 billion
Matt Garfunkle	0	$0	36	$14.3 billion	40	$16.6 billion
Evan Corley	0	$0	36	$14.3 billion	40	$16.6 billion
Kevin Dunwoodie	0	$0	36	$14.3 billion	40	$16.6 billion
Kathryn Leaf	0	$0	83	$31.2 billion	54	$17.8 billion
Jeff Miller	0	$0	83	$31.2 billion	54	$17.8 billion
Rudy Scarpa	0	$0	83	$31.2 billion	54	$17.8 billion

Portfolio manager	Registered investment companies managed for which the Adviser receives a performance-based fee		Other pooled investment vehicles managed (world- wide) for which the Adviser receives a performance-based fee		Other accounts (world- wide) for which the Adviser receives a performance-based fee
	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
Susan Long McAndrews	0	$0	58	$26.1 billion	41	$13.7 billion
Dennis McCrary	0	$0	58	$26.1 billion	41	$13.7 billion
Brian Buenneke	0	$0	31	$13.5 billion	28	$12.5 billion
Matt Garfunkle	0	$0	31	$13.5 billion	28	$12.5 billion
Evan Corley	0	$0	31	$13.5 billion	28	$12.5 billion
Kevin Dunwoodie	0	$0	31	$13.5 billion	28	$12.5 billion
Kathryn Leaf	0	$0	58	$26.1 billion	41	$13.7 billion
Jeff Miller	0	$0	58	$26.1 billion	41	$13.7 billion
Rudy Scarpa	0	$0	58	$26.1 billion	41	$13.7 billion

As of March 31, 2020, none of the portfolio managers had any direct or indirect beneficial ownership of the Fund.

Subject to available Pantheon profits, the compensation of each portfolio manager is typically comprised of a fixed annual distribution, a distribution determined by reference to the revenues of Pantheon, and potentially an annual supplemental distribution from surplus profits of Pantheon awarded at the discretion of Pantheon. Such amounts are payable by Pantheon and not by the Master Fund or Fund. In addition, each portfolio manager may be eligible to receive a share of any performance fees or carried interest earned by Pantheon in any given year.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 11. CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

Item 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 13. EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940—Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940—Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG PANTHEON MASTER FUND, LLC

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	July 1, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	July 1, 2020

By:	/s/ John Starace
John Starace, Principal Financial Officer

Date:	July 1, 2020